                                                                    Exhibit 24

                              POWER OF ATTORNEY

     The undersigned, being officers and trustees of Van Kampen American Capital Trust, a Delaware business trust (the "Trust"), do hereby, in the capacities shown below, individually appoint Dennis J. McDonnell and Ronald A. Nyberg, each of Oakbrook Terrace, Illinois, and each of them, as the agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, to execute and deliver, for and on behalf of the undersigned, any and all amendments to the Registration Statement filed by the Trust with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: March 1, 1996


            Signature                               Title
            ---------                               -------

    /s/ Fernando Sisto, Sc.D.                       Trustee
----------------------------------
Fernando Sisto, Sc.D.

    /s/ Donald C. Miller                            Trustee
----------------------------------
Donald C. Miller

    /s/ Don G. Powell                               Trustee
----------------------------------
Don G. Powell

    /s/ Dennis J. McDonnell                         Trustee
----------------------------------
Dennis J. McDonnell

    /s/ J. Miles Branagan                           Trustee
----------------------------------
J. Miles Branagan

    /s/ Linda Hutton Heagy                          Trustee
----------------------------------
Linda Hutton Heagy

    /s/ Roger Hilsman, Ph.D.                        Trustee
----------------------------------
Roger Hilsman, Ph.D.

    /s/ William Stewart Woodside                    Trustee
----------------------------------
William Stewart Woodside

    /s/ R. Craig Kennedy                            Trustee
----------------------------------
R. Craig Kennedy

    /s/ Jack E. Nelson                              Trustee
----------------------------------
Jack E. Nelson

    /s/ Wayne W. Whalen                             Trustee
----------------------------------
Wayne W. Whalen

    /s/ Jerome L. Robinson                          Trustee
----------------------------------
Jerome L. Robinson

    /s/ Edward C. Wood III                          Vice President and
----------------------------------                  Chief Financial Officer
Edward C. Wood III